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                                                                   EXHIBIT 10.12

                                   EMPLOYMENT
                                TRADE SECRET AND
                           NON-COMPETITION AGREEMENT

         This Agreement is made and entered into as of August 27, 1996 by and between OptiMark Technologies, Inc., a Delaware corporation (the "Company"), and John T. Rickard (the "Officer").

         WHEREAS, the Company is in the business of designing, producing and selling methods of structuring or coordinating markets for fungible items;

         WHEREAS, the Company intends its business to be world-wide in scope;

         WHEREAS, in the operation of its business, the Company develops and acquires valuable confidential information, including trade secrets, which is essential to its commercial success;

         WHEREAS, Officer is an executive of the Company; and

         WHEREAS, Officer is in a position of trust and confidence in which he will learn, develop and have access to the Company's confidential information;

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Officer agree as follows:

         1.      Confidential Information, Non-Competition and
Non-Solicitation.

                 (a)      Definitions.  As used in this Agreement,

                          (i)     "Proprietary Information" means information
related to the Company's Business (defined below) which the Company possesses or to which the Company has rights which has commercial value. Proprietary Information includes, by way of example and without limitation, trade secrets, product ideas, designs, configurations, processes, techniques, formulas, source and object code forms of software, improvements, inventions, discoveries, data, know-how, copyrightable materials, marketing plans and strategies, sales and financial reports and forecasts, and customer lists. Proprietary Information includes information discovered, conceived, prepared or developed by the Officer in the course of the Officer's employment by the Company or otherwise relating to Inventions and Developments which belong to the Company under Section l(d) below, as well as other information to which the Officer may have or had access in connection with the Officer's employment.

                          (ii)    "Inventions and Developments" means any and
all inventions, developments, creative works and useful ideas of any description whatsoever, whether or not patentable or copyrightable, relating to the Company's Business.






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Inventions and Developments include, by way of example and without limitation, discoveries or improvements which consist of or relate to any form of Proprietary Information.

                          (iii)   "Company-Related Inventions and Developments"
means all Inventions and Developments (but excluding any Inventions and Development that relate to the project Pegasus) which either (A) relate at the time of conception or development to the actual or demonstrably anticipated business of the Company or to its actual or demonstrably anticipated research and development; (B) result from or relate to any work performed for the Company, whether or not during normal business hours; (C) are developed on Company time; or (D) are developed through the use of the Company's Proprietary Information, equipment and software, or other facilities or resources.

                          (iv)    "Business" means the development of methods
for structuring or coordinating markets for fungible items.

                          (v)     "Termination Without Cause" means cessation
of employment of Officer either (a) initiated by Officer (after thirty days written notice without cure) as a direct result of (1) a substantial diminution of his job responsibility or compensation or both or (2) his forced relocation from Durango, Colorado, or (b) initiated by the Company other than as a direct result of commission by Officer of a felony or a repeated failure by Officer to discharge assigned duties.

                 (b) Confidentiality. The Officer understands and agrees that the Officer's employment has created a relationship of confidence and trust between the Officer and the Company with respect to (i) all Proprietary Information and (ii) the confidential information of others with which the Company has a business relationship with reasonable expectations (whether as a result of a contract or otherwise) that such information will not be disclosed. The information referred to in clauses (i) and (ii) of the preceding sentence is referred to in this Agreement, collectively, as "Confidential Information." At all times, both during the Officer's employment with the Company and after its termination, the Officer will keep in confidence and trust all such Confidential Information, and will not use or disclose any such Confidential Information without the written consent of the Company, except as may be necessary in the ordinary course of performing the Officer's duties to the Company and except to the extent required by applicable law or court order (in each case following notice to the Company). The restrictions set forth in this Section l(b) will not apply to information which is or becomes known to the public or in the trade, unless such knowledge results from an unauthorized disclosure by the Officer, but this exception will not affect the application of any other provision of this Agreement to such information in accordance with the terms of such provision.

                 (c) Documents, Records, etc. All documents, records, apparatus, equipment and other physical property, whether or not pertaining to Confidential Information, furnished to the Officer by the Company or produced by the Officer in connection with the Officer's employment will be and remain the sole property of the






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Company.  The Officer will return to the Company all such materials and property as and when requested by the Company. In any event, the Officer will return all such materials and property immediately upon termination of the Officer's employment for any reason. The Officer will not retain with the Officer any such material or property or any copies thereof after such termination, except that one copy of any such materials may be delivered to independent counsel for the Company to the extent the Officer deems it reasonably necessary to preserve any of its rights hereunder, provided that such independent counsel is reasonably acceptable to the Company, and the Officer provides prior notice to the Company describing any such materials and such independent counsel agrees to keep such material confidential.

                 (d) Ownership of Inventions and Developments. The Officer agrees that all Company-Related Inventions and Developments which the Officer conceives, creates, reduces to practice or develops, in whole or in part, either alone or jointly with others, prior to or during the course of the Officer's employment with the Company will be the sole property of the Company. The Officer agrees that the Company will be the sole owner of all patents, copyrights and other proprietary rights in and with respect to such Company-Related Inventions and Developments. To the fullest extent permitted by law, such Company-Related Inventions and Developments will be deemed works made for hire. The Officer hereby irrevocably transfers and assigns to the Company any proprietary rights worldwide which the Officer may have or acquire in any such Company-Related Inventions and Developments, whether now known or hereafter to become known. In the event Officer has any right in and to the Company-Related Inventions and Developments that cannot be assigned to the Company, Officer hereby unconditionally and irrevocably waives the enforcement of all such rights, and all claims and causes of action of any kind with respect to any of the foregoing against the Company and its customers, whether now known or hereafter to become known, and agrees at the request and expense of the Company, and its successors and assigns, to consent to and join in any action to enforce such rights and to procure a waiver of such rights from the holders of such rights. In the event Officer has any rights in and to the Company-Related Inventions and Developments that cannot be assigned to the Company and cannot be waived, Officer hereby grants to the Company and its successors and assigns an exclusive, worldwide, fully paid-up, royalty free license during the term of such rights to use, reproduce, distribute, modify, publicly perform and publicly display, with the right to sublicense and assign, such rights in and to the Company-Related Inventions and Developments, Officer acknowledges and agrees that he retains no rights to the Company-Related Inventions and Developments and agrees not to challenge the validity of the ownership by the Company of such Company-Related Inventions and Developments. The Officer agrees to execute any documents and take any actions that may be required to effect and confirm such transfer and assignment and waiver. The provisions of this Section 1(d) will apply to all Company-Related Inventions and Developments which are conceived, created or developed during the course of the Officer's employment with the Company, whether before or after the date of this Agreement, and whether or not further development or reduction to practice may take place after termination of the Officer's employment, for which purpose it will be presumed that any Company-Related Inventions and Developments conceived by the






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Officer which are reduced to practice within six months after termination of the Officer's employment were conceived during the course of the Officer's employment with the Company unless the Officer is able to establish a later conception date by clear and convincing evidence. The provisions of this Section l(d) will not apply, however, to any Inventions and Developments which may be disclosed in a separate schedule attached to this Agreement prior to its acceptance by the Company.

                 (e) Disclosure of Inventions and Developments. The Officer agrees to disclose fully and promptly to the Company, or any persons designated by it, all Company-Related Inventions and Developments which are or may be subject to the provisions of Section l(d).

                 (f) Obtaining and Enforcing Proprietary Rights. The Officer agrees to assist the Company, at the Company's request from time to time and at the Company's expense, to obtain and enforce patents, copyrights or other proprietary rights with respect to Company-Related Inventions and Developments in any and all countries. The Officer will execute all documents reasonably necessary or appropriate for this purpose. This obligation will survive the termination of the Officer's employment, provided that the Company will compensate the Officer at a reasonable rate after such termination for time actually spent by the Officer at the Company's request on such assistance. In the event that the Company is unable for any reason whatsoever to secure the Officer's signature to any document reasonably necessary or appropriate for any of the foregoing purposes (including renewals, extensions, continuations, divisions or continuations in part), the Officer hereby irrevocably designates and appoints the Company and its duly authorized officers and agents as the Officer's agents and attorneys-in-fact to act for the Officer and on the Officer's behalf, but only for the purpose of executing and filing any such document and doing all other lawfully permitted acts to accomplish the foregoing purposes with the same legal force and effect as if executed by the Officer.

                 (g) Third-Party Agreements and Rights. The Officer hereby confirms that the Officer is not bound by the terms of any agreement with any previous company or other party which restricts in any way the Officer's use or disclosure of information or the Officer's engagement in any business. The Officer represents to the Company that the Officer's execution of this Agreement, the Officer's employment with the Company and the performance of the Officer's proposed duties for the Company will not violate any obligations the Officer may have to any such previous company or other party. In the Officer's work for the Company, the Officer will not disclose or make use of any information in violation of any agreements with or rights of any such previous company or other party, and the Officer will not bring or transmit to the premises of the Company any copies or other tangible embodiments or electronic versions of non-public information belonging to or obtained from any such previous employment or other party.

                 (h) Non-Competition and Non-Solicitation. For a period beginning on the date hereof and ending eighteen months after the date on which the Officer ceases to be employed by the Company for any reason whatsoever, the Officer, directly or indirectly, whether as owner, sole proprietor, partner, shareholder, director, member,






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consultant, agent, founder, co-venturer or otherwise, will:  (i) not engage, participate or invest in any business activity anywhere in the world which develops, manufactures or markets products or performs services which are competitive with the products or services of the Company at the time of the Officer's termination, or products or services which the Company has under development or which are the subject of active planning at the time of the Officer's termination; provided, however, that the Officer may own, as a passive investor, publicly-traded securities of any corporation which competes with the business of the Company so long as such securities do not, in the aggregate, constitute more than 5% of any class of outstanding securities of such corporation; (ii) refrain from hiring or attempting to employ, recruiting or otherwise soliciting, inducing or influencing any person to leave employment with the Company or its resellers or distributors; and (iii) refrain from directly or indirectly soliciting competitive business from any of the Company's customers, end users, resellers or distributors on behalf of any business which competes with the Company. The Officer understands that the restrictions set forth in this Section 1(h) are intended to protect the Company's interest in its Proprietary Information and established customer relationships and goodwill, and agrees that such restrictions are reasonable and appropriate for this purpose.

                 (i) Injunction. The Officer agrees that it would be difficult to measure any damages caused to the Company which might result from any breach by the Officer of the promises set forth in this Agreement, and that in any event money damages would be an inadequate remedy for any such breach. Accordingly, the Officer agrees that if the Officer breaches, or proposes to breach, any portion of this Agreement, the Company shall be entitled, in addition to all other remedies that it may have, to an injunction or other appropriate equitable relief to restrain any such breach without showing or proving any actual damage to the Company.

                 (j) Termination Without Cause. In the event of termination of Officer without Cause, as defined in Subsection 1(a)(v) above, then

                          (i)     The Company shall pay to Officer as his sole
and exclusive severance the amount of his base annual salary at the time of termination, for eighteen months thereafter, payable in eighteen equal monthly installments less applicable withholding items.

                          (ii)    All stock options granted to Officer shall
vest and immediately be exercisable in accordance with their terms.

                          (iii)   The Company shall loan the Officer upon his
written request, submitted within thirty days of termination, sufficient funds to exercise, and for the sole purpose of exercising, all vested stock options. That loan shall be represented by a promissory note with interest at the then prime rate, without recourse and secured by a first perfected security interest in all shares so purchased, principal and all accrued interest to be due upon the earlier of the sale of any or all of the shares or December 31, 2005.






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In the event of the cessation of Officer's employment for any reason, including death, except Termination Without Cause, Officer shall receive no severance.

         2. Extent of Service. So long as the Officer is employed by the Company, the Officer shall devote substantially all of the Officer's business time, attention and energies, best efforts and business judgment, skill and knowledge to the advancement of the Company's interests and to the discharge of the Officer's duties and responsibilities hereunder.

         3. No Employment Obligation. The Officer understands and agrees that this Agreement does not create an obligation on the part of the Company to continue the Officer's employment by the Company. The Officer acknowledges and agrees that, except as expressly provided in any subsequent agreement to the contrary, he is an employee "at will."

         4. Inclusion of Company's Subsidiaries. All references to "Company" in this Agreement shall be deemed to include the Company and each of its subsidiaries, as in existence from time to time.

         5. Integration. This Agreement constitutes the entire agreements between the parties with respect to the subject matter hereof and supersede all prior agreements between the parties with respect to any related subject matter.

         6. Assignment; Successors and Assigns; Binding Effect. Neither the Company nor the Officer may make any assignment of this Agreement or any interest herein, by operation of law or otherwise, without the prior written consent of the other party; provided, however, that the Company may assign its rights under this Agreement without the consent of the Officer in the event that the Company shall hereafter effect a reorganization, consolidate with or merge into any other corporation, partnership, organization or other entity, or transfer all or substantially all of its properties or assets to any other corporation, partnership, organization or other entity in which even for purposes of Section 1(h) hereof as used in determining the scope of the Company's business, references to the Company shall be deemed to refer to the Company immediately prior to such reorganization, consolidation or merger.
This Agreement shall inure to the benefit of and be binding upon the Company and the Officer, their respective successors, executors, administrators, heirs and permitted assigns.

         7. Enforceability. If any portion or provision of this Agreement shall to any extent be declared illegal or unenforceable by a court of competent jurisdiction, then the remainder of this Agreement, or the application of such portion or provision in circumstances other than those as to which it is so declared illegal or unenforceable, shall not be affected thereby, and each portion and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

         8. Waiver. No waiver of any provision hereof shall be effective unless made in writing and signed by the waiving party. The failure of any party to require the






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performance of any term or obligation of this Agreement, or the waiver by any party of any breach of this Agreement, shall not prevent any subsequent enforcement of such term or obligation or be deemed a waiver of any subsequent breach.

         9. Notices. Any notices, requests, demands and other communications provided for by this Agreement shall be sufficient if in writing and delivered in person or sent by registered or certified mail, postage prepaid, return receipt requested, to the Officer at the last address the Officer has filed in writing with the Company or, in the case of the Company, at its main offices, attention of the Chairman of the Board of Directors.

         10. Amendment. This Agreement may be amended or modified only by a written instrument signed by the Officer and by a duly authorized representative of the Company.

         11. Governing Law. This is a Colorado contract and shall be construed under and be governed in all respects by the internal laws of the State of Colorado, without giving effect to its conflicts of law principles.

         12. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be taken to be an original; but such counterparts shall together constitute one and the same document.

         13. Notices. Any notices, requests, demands and other communications provided for by this Agreement shall be sufficient if in writing and delivered in person or sent by registered or certified mail, postage prepaid, return receipt requested, to the Officer at the last address the Officer has filed in writing with the Company or, in the case of the Company, at its main offices, attention of the Chairman of the Board of Directors.

         14. Amendment. This Agreement may be amended or modified only by a written instrument signed by the Officer and by a duly authorized representative of the Company.

         15. Governing Law. This is a Colorado contract and shall be construed under and be governed in all respects by the internal laws of the State of Colorado, without giving effect to its conflicts of law principles.

         16. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be taken to be an original; but such counterparts shall together constitute one and the same document.






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         IN WITNESS WHEREOF, this Agreement has been executed as a sealed instrument by the Company, by its duly authorized officer, and by the Officer, as of the date first above written.

                                   COMPANY:
                                   -------

                                   OPTIMARK TECHNOLOGIES, INC.



                                   By:      /s/ William A. Lupien
                                            ---------------------
                                   William A. Lupien, Chief Executive Officer



                                   OFFICER:
                                   -------



                                   /s/ John T. Rickard
                                   -------------------
                                   John T. Rickard